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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 10, 2003
                                                  ----------------

                             ABLE LABORATORIES, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   001-11352                   04-302787
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(State or other jurisdic-          (Commission                (IRS Employer
  tion of incorporation)           File Number)           Identification Number)


                  6 HOLLYWOOD COURT, SOUTH PLAINFIELD, NJ 07080
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code    (908) 754-2253
                                                    --------------------


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          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             Exhibit Number       Description
             --------------       -----------

             99.1                 Second Amendment to Credit Agreement dated
                                  April 10, 2003

             99.2                 Amended and Restated Revolving Credit Note

ITEM 9.  REGULATION FD DISCLOSURE.

         Amendment to Secured Line of Credit
         -----------------------------------

         On April 10, 2003, Able Laboratories, Inc. ("Able"), amended its line of credit with Citizens Bank of Massachusetts.

         Able established a certain non-restoring equipment loan facility in the maximum principal amount of $4,000,000 on October 24, 2002. On February 21, 2003, the non-restoring equipment loan facility was increased to an amount up to $5,800,000, and Able established a revolving line of credit facility (the "Revolving Credit Facility") in the maximum principal amount of up to $4,000,000 for working capital needs pursuant to, among other things, a First Amendment to Credit Agreement dated February 21, 2003.

         On April 10, 2003, Able increased the Revolving Credit Facility to a maximum principal amount up to $5,900,000 pursuant to, among other things, a Second Amendment to Credit Agreement dated April 10, 2003 (the "Second Amendment") and an Amended and Restated Revolving Credit Note. The Second Amendment and the Amended and Restated Revolving Credit Note are attached to this Report as exhibits.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Able Laboratories, Inc.


                                           By: /s/ Robert Weinstein
                                               --------------------------------
                                               Robert Weinstein
                                               Chief Financial Officer
Date: April 14, 2003






































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                                  EXHIBIT INDEX

     Exhibit Number       Description
     --------------       -----------

         99.1             Second Amendment to Credit Agreement dated April 10,
                          2003

         99.2             Amended and Restated Revolving Credit Note










































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